As filed with the Securities and Exchange Commission on June 1, 2007

Registration No. 333-142975

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM SB-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

KAL ENERGY, INC.

(Name of small business issuer in its charter)

Delaware	7389	98-0360062
State or jurisdiction of incorporation or organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

93-95 Gloucester Place
London, United Kingdom W1U 6JQ
+44 (0) 20 7487-8426

(Address and telephone number of principal executive offices and principal place of business)

Jorge Nigaglioni
Chief Financial Officer
93-95 Gloucester Place
London, United Kingdom W1U 6JQ
+44 (0) 20 7487-8426

(Name, address, and telephone number of agent for service)

Copies to:

Shivbir S. Grewal, Esq. Michael L. Lawhead, Esq. Stradling Yocca Carlson & Rauth 660 Newport Center Drive, Suite 1600 Newport Beach, California 92660 (949) 725-4000

Approximate date of proposed sale to the public: From time to time after this Registration Statement is declared effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form SB-2 of KAL Energy, Inc. (File No. 333-142975) is being filed solely for the purpose of filing Exhibits 5.1 and 23.1, and no changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus has been omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 27. EXHIBITS

Exhibit No.	Description
2.1
Agreement and Plan of Reorganization, dated as of December 29, 2006, by and between KAL Energy, Inc. and Thatcher Mining Pte. Ltd (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2007).

3.1
Certificate of Incorporation of KAL Energy, Inc. (incorporated by reference to Exhibit 3.1 of our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 26, 2002).

3.1.1	Certificate of Amendment to Certificate of Incorporation of KAL Energy, Inc., filed with the Delaware Secretary of State on March 2, 2007.**
3.2	Bylaws of KAL Energy, Inc. (incorporated by reference to Exhibit 3.2 of our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 26, 2002).
5.1	Opinion of Stradling Yocca Carlson & Rauth, a Professional Corporation.*
10.1	KAL Energy, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2007).+
10.2
Form of Stock Option Agreement (I) under the KAL Energy, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2007).+

10.3
Form of Stock Option Agreement (II) under the KAL Energy, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2007).+

10.4
Cooperation and Investment Agreement, dated as of January 7, 2007, by and among PT Bunyut Bara Mandiri, Thatcher Mining Pte Ltd., Fitri S. Astuty Goodwin and Sri Purwani (incorporated by reference to Exhibit 10.3 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

10.5
Cooperation and Investment Agreement, dated as of January 7, 2007, by and among PT Graha Panca Karsa, Thatcher Mining Pte Ltd., Fitri S. Astuty Goodwin and Sri Purwani (incorporated by reference to Exhibit 10.4 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

10.6
Royalty Agreement, dated as of December 29, 2006, by and among Essendon Capital Ltd., Carlton Corp., Concord International Inc., Thatcher Mining Pte Ltd. and KAL Energy (incorporated by reference to Exhibit 10.5 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

10.7
Loan Agreement between Thatcher Mining Pte Ltd. and Laith Reynolds, dated as of December 4, 2006 (incorporated by reference to Exhibit 10.6 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

10.8
Employment Agreement, dated as of February 9, 2007, by and between KAL Energy and Cameron Reynolds (incorporated by reference to Exhibit 10.7 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).+

10.9
Employment Agreement, dated as of February 9, 2007, by and between KAL Energy and Jorge Nigalioni (incorporated by reference to Exhibit 10.8 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).+

16.1
Letter dated March 12, 2007 from Morgan & Company to the Securities and Exchange Commission (incorporated by reference to Exhibit 16.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2007).

23.1	Consent of Stradling Yocca Carlson & Rauth, a Professional Corporation (included in Exhibit 5.1).*
23.2	Consent of Morgan & Company, Independent Registered Public Accounting Firm.**
23.2	Consent of Kabani and Company, Independent Registered Public Accounting Firm.**
24.1	Power of Attorney (included on the signature page to the original filing of this registration statement).
99.1
Audited financial statements of Thatcher Mining Pte Ltd. as of September 30, 2006 and for the period from inception (June 8, 2006) to September 30, 2006 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

99.2
Pro forma condensed combined financial statements of KAL Energy, Inc. and Thatcher Mining Pte Ltd. as of November 30, 2006 and for the six months ended November 30, 2006 (incorporated by reference to Exhibit 99.2 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

* Filed herewith
** Previously filed
+ Indicates management contract or compensatory plan or arrangement

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, in the City of London, United Kingdom, on June 1, 2007.

KAL ENERGY INC.

By:	/s/ CAMERON REYNOLDS
Cameron Reynolds
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ CAMERON REYNOLDS Cameron Reynolds	President and Chief Executive Officer (Principal Executive Officer)	June 1, 2007

/s/ JORGE NIGAGLIONI* Jorge Nigaglioni	Chief Financial Officer (Principal Financial Officer)	June 1, 2007

/s/ LAITH REYNOLDS* Laith Reynolds	Chairman of the Board	June 1, 2007

/s/ ANDREW CAMINSCHI* Andrew Caminschi	Director	June 1, 2007

/s/ ANTONIO VARANO* Antonio Varano	Director	June 1, 2007

*By:	/S/ CAMERON REYNOLDS
Cameron Reynolds Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Reorganization, dated as of December 29, 2006, by and between KAL Energy, Inc. and Thatcher Mining Pte. Ltd (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2007).

3.1
Certificate of Incorporation of KAL Energy, Inc. (incorporated by reference to Exhibit 3.1 of our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 26, 2002).

3.1.1	Certificate of Amendment to Certificate of Incorporation of KAL Energy, Inc., filed with the Delaware Secretary of State on March 2, 2007.**
3.2	Bylaws of KAL Energy, Inc. (incorporated by reference to Exhibit 3.2 of our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 26, 2002).
5.1	Opinion of Stradling Yocca Carlson & Rauth, a Professional Corporation.*
10.1	KAL Energy, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2007).+
10.2
Form of Stock Option Agreement (I) under the KAL Energy, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2007).+

10.3
Form of Stock Option Agreement (II) under the KAL Energy, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2007).+

10.4
Cooperation and Investment Agreement, dated as of January 7, 2007, by and among PT Bunyut Bara Mandiri, Thatcher Mining Pte Ltd., Fitri S. Astuty Goodwin and Sri Purwani (incorporated by reference to Exhibit 10.3 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

10.5
Cooperation and Investment Agreement, dated as of January 7, 2007, by and among PT Graha Panca Karsa, Thatcher Mining Pte Ltd., Fitri S. Astuty Goodwin and Sri Purwani (incorporated by reference to Exhibit 10.4 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

10.6
Royalty Agreement, dated as of December 29, 2006, by and among Essendon Capital Ltd., Carlton Corp., Concord International Inc., Thatcher Mining Pte Ltd. and KAL Energy (incorporated by reference to Exhibit 10.5 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

10.7
Loan Agreement between Thatcher Mining Pte Ltd. and Laith Reynolds, dated as of December 4, 2006 (incorporated by reference to Exhibit 10.6 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

10.8
Employment Agreement, dated as of February 9, 2007, by and between KAL Energy and Cameron Reynolds (incorporated by reference to Exhibit 10.7 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).+

10.9
Employment Agreement, dated as of February 9, 2007, by and between KAL Energy and Jorge Nigalioni (incorporated by reference to Exhibit 10.8 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).+

16.1
Letter dated March 12, 2007 from Morgan & Company to the Securities and Exchange Commission (incorporated by reference to Exhibit 16.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2007).

23.1	Consent of Stradling Yocca Carlson & Rauth, a Professional Corporation (included in Exhibit 5.1).*
23.2	Consent of Morgan & Company, Independent Registered Public Accounting Firm.**
23.2	Consent of Kabani and Company, Independent Registered Public Accounting Firm.**
24.1	Power of Attorney (included on the signature page to the original filing of this registration statement).
99.1
Audited financial statements of Thatcher Mining Pte Ltd. as of September 30, 2006 and for the period from inception (June 8, 2006) to September 30, 2006 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

99.2
Pro forma condensed combined financial statements of KAL Energy, Inc. and Thatcher Mining Pte Ltd. as of November 30, 2006 and for the six months ended November 30, 2006 (incorporated by reference to Exhibit 99.2 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007).

* Filed herewith
** Previously filed
+ Indicates management contract or compensatory plan or arrangement